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                                                          EXHIBIT 10 (a)

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Post-Effective Amendment No. 14 to Registration Statement No. 33-41628 of Sun Life of Canada (U.S.) Variable Account F on Form N-4 of our report date February 4, 1999 accompanying the financial statements of Sun Life of Canada (U.S.) Variable Account F appearing in the Statement of Additional Information, which is part of such Registration Statement, to the incorporation by reference of our report dated February 5, 1999 accompanying the statutory financial statements of Sun Life Assurance Company of Canada (U.S.) appearing in the Prospectus, which is part of such Registration Statement, and to the incorporation by reference of our reports dated February 5, 1999 appearing in the Annual Report on Form 10-K of Sun Life Assurance Company of Canada (U.S.) for the year ended December 31, 1998.


We also consent to the references to us under the headings "Condensed Financial Information - Accumulation Units Values" and "Accountants" in such Prospectus and under the heading "Accountants" in such Statement of Additional Information.

DELOITTE & TOUCHE LLP
Boston, Massachusetts

September 13, 1999